Exhibit 10.1

                 2006 BASE SALARIES FOR NAMED EXECUTIVE OFFICERS

                          NAME AND TITLE                                SALARY
-------------------------------------------------------------------   ----------
Edward A. Keible, Jr                                                  $  356,000
  President and Chief Executive Officer
Julianne M. Biagini                                                   $  223,000
  Chief Financial Officer and Executive Vice President
John J. Mikulsky                                                      $  252,000
  Chief Operating Officer and Executive Vice President